                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   JUNE 10, 1994
      -----------------------------------------------------------------
                                                         (JUNE 10, 1994)


                         AMES DEPARTMENT STORES, INC.
            ------------------------------------------------------
            (Exact Name of Registrant As Specified In Its Charter)


                                    DELAWARE
                ----------------------------------------------
                (State Or Other Jurisdiction Of Incorporation)


            1-5380                                 04-2269444
       ------------------------          ---------------------------------
     (Commission File Number)          (IRS Employer Identification No.)


       2418 MAIN STREET; ROCKY HILL, CONNECTICUT             06067-0801
        -----------------------------------------             ----------
       (Address Of Principal Executive Offices)              (Zip Code)


                                (203) 257-2000
            ------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
        -------------------------------------------------------------
        (Former Name Or Former Address, If Changed Since Last Report)





                           Exhibit Index on Page 4

                       Page 1 of 8 (Including Exhibits)

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ITEM 5:  OTHER EVENTS

         On June 10, 1994, Ames Department Stores, Inc. ("Ames" or the "Company") announced that Joseph R. Ettore has been appointed President and Chief Executive Officer, effective immediately. The press release announcing the appointment, dated June 10, 1994, is attached hereto as Exhibit 20-A. Mr. Ettore replaces Peter Thorner, former President and Chief Operating Officer, who has resigned.

         Also, beginning on June 10, 1994, Ames will distribute, to its banks and other lenders, principal trade vendors and factors, summaries of its unaudited financial results for the four and seventeen weeks ended May 28, 1994. These monthly and year-to-date results (collectively, the "monthly results") are attached hereto as Exhibit 20-B and are incorporated by reference herein.

         Compared with the projections contained in the Form 8-K dated May 27, 1994 (referred to herein as the "Plan"), sales for the four weeks ended May 28, 1994 were $12.8 million below Plan and EBITDA (as defined in Exhibit 20-B) was $1.3 million below Plan. In May, the major portion of the sales shortfall against Plan was in apparel due, in part, to unseasonable weather in the first half of the month. The unfavorable impact from the sales shortfall on May's EBITDA was partially offset by lower-than-planned expenses.

         Sales for the seventeen weeks ended May 28, 1994 were $13.3 million below Plan; however, EBITDA was $.1 million better than Plan. The unfavorable impact on the year-to-date EBITDA from the lower-than-planned sales and gross margin rate was more than offset by lower-than-planned expenses. The year-to-date sales shortfall was primarily due to the $12.8 million shortfall in May. The lower gross margin rate was primarily due to higher-than-planned clearance markdowns on apparel merchandise in March. Store, field and home office expenses were all below the year-to-date Plan.

         As of May 28, 1994, inventories were $5.5 million above Plan, principally in hardline categories as a result of the additional merchandise purchased after the temporary closing of the Company's Leesport, PA distribution center in February and March. Trade payables were $24.3 million above Plan due primarily to improved payment terms. Outstanding borrowings under the Company's revolving line of credit as of May 28, 1994 were $26.8 million below Plan due primarily to the better-than-planned trade payable terms.

         The Company is in compliance with all debt covenants through May 28, 1994.

         Ames is distributing the monthly results to its banks and other lenders, principal trade vendors and factors to facilitate their credit analyses. The summary results SHOULD NOT BE RELIED UPON FOR ANY OTHER PURPOSE and should be read in conjunction with the Company's Form 10-K for the fiscal year ended January 29, 1994, the Company's Form 10-Q for the first fiscal quarter ended April 30, 1994, and the Company's Form 8-K dated May 27, 1994. The monthly results are being reported publicly solely because they are being distributed to a large number of the Company's vendors for purposes of their credit analyses.

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         During the pendency of its reorganization case, Ames disclosed publicly its monthly results through filings with the Office of the U.S. Bankruptcy Trustee and continued to report publicly its monthly results during the fiscal year ended January 29, 1994. Although Ames expects to continue to make its monthly results public for the fiscal year ending January 28, 1995, Ames does not believe it is obligated to provide such information indefinitely, other than as required by applicable regulations, and Ames may cease making such disclosures and updates at any time. The monthly results were not examined, reviewed or compiled by Ames' independent certified accountants. Moreover, Ames does not believe that it is obligated to update the monthly results to reflect subsequent events or developments. The reported monthly results are subject to future adjustments, if any, that could materially affect such results. However, in the opinion of the Company, the monthly results contain all adjustments (consisting of normal recurring adjustments) necessary for a fair statement of the results for the periods presented.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         Exhibit:  20-A     Press Release, dated June 10, 1994, announcing
                            the appointment of Joseph R. Ettore as President and Chief Executive Officer.

                   20-B Unaudited Financial Summary Results for the Four Weeks and Seventeen Weeks Ended May 28, 1994.

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                               INDEX TO EXHIBITS
                             -------------------







      EXHIBIT NO.                  EXHIBIT                           PAGE NO.
      -----------                  -------                          ----------

         20-A         Press Release, dated June 10, 1994,                6
                      announcing the appointment of
                      Joseph R. Ettore as President and
                      Chief Executive Officer.

         20-B         Unaudited Financial Summary Results for            7
                      the Four Weeks and Seventeen Weeks Ended
                      May 28, 1994

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                                   SIGNATURES
                                 ------------



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                           AMES DEPARTMENT STORES, INC.
                                           ----------------------------
                                                     Registrant





Dated:  June 10, 1994                 By: /S/ WILLIAM C. NAJDECKI
                                          ----------------------------
                                           William C. Najdecki
                                           Senior Vice President,
                                           Chief Accounting Officer

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                                                                 Exhibit 20-A



June 10, 1994


                                 NEWS RELEASE


           AMES NAMES ETTORE PRESIDENT AND CHIEF EXECUTIVE OFFICER
           -------------------------------------------------------


ROCKY HILL, Conn. -- Ames Department Stores, Inc. (NASDAQ: AMES) announced today that Joseph R. Ettore has been appointed President and Chief Executive Officer, effective immediately. Mr. Ettore was formerly President and Chief Executive Officer of Jamesway Corporation, a discount retail chain based in Secaucus, N.J. Ettore replaces Peter Thorner, former President and Chief Operating Officer, who has resigned to pursue personal interests.

According to Paul M. Buxbaum, Ames Chairman, the appointment of Ettore is a logical step in the evolution of Ames, enabling the company to be even more competitive and achieve its full potential going forward.

Buxbaum said, "Joe Ettore, a veteran of the retail industry, has the proven merchandising skills that we feel are needed to take Ames to the next level. His appointment, along with the company's new, three-year, $300 million credit facility, should allow Ames to continue to build on its positive momentum."

Ames, which operates 306 stores in the Northeast, reported its first annual net profit in five years on April 5, 1994.






                                  Contacts:

                        Marge Wyrwas - (203) 257-2659
                 Jim Bierfeldt, Mintz & Hoke - (203) 679-9713













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